UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–04616)

Exact name of registrant as specified in charter:	Putnam High Yield Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	November 30, 2020

Date of reporting period:	December 1, 2019 — May 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam High Yield Fund

Semiannual report
5 | 31 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PHYIX

Putnam
High Yield
Fund

Semiannual report
5 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

July 9, 2020

Dear Fellow Shareholder:

Financial markets worldwide continue to be challenged by volatility and economic uncertainty due to the COVID-19 pandemic. In addition, our nation is struggling with confusion, anger, and grief over the excessive force that caused the death of George Floyd and with the overall issue of systemic racial injustice. Your Board of Trustees and Putnam Investments stand united against oppression and racism. We will work to support thoughtful and resourceful actions to elevate both our workplace and society.

Also, we would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well. We are also pleased to welcome Mona K. Sutphen to the Board. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee.

As always, thank you for investing with Putnam.

High-yield bonds have a number of features that can make them a compelling addition to a variety of portfolios. For one, high-yield bonds can be an attractive supplement — or even alternative — to equities. Since the start of the “lost decade” in 2000, high-yield bonds have outpaced stocks by a significant margin, and they have done so with a fraction of the volatility. For investors concerned about the risk entailed in today’s equity markets, high-yield bonds may be worth considering.

The fund’s managers each have more than 25 years of investment experience

High-yield bonds can help diversify a Treasury-oriented portfolio

High-yield bonds can also complement a portfolio geared toward Treasuries, the prices of which tend to move in the opposite direction of interest rates. High-yield bonds generally trade based on investors’ perceptions of the health of the underlying corporate issuer, rather than on rates alone. In a strengthening economy, corporate fundamentals are often improving, and that can make high-yield bonds more attractive.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

2 High Yield Fund

Sources: S&P, JPMorgan, as of 12/31/19. Stocks are represented by the S&P 500 Index. High-yield bonds are represented by the JPMorgan Developed High Yield Index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance does not indicate future results. You cannot invest directly in an index.

Unlike stocks, bonds are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/20. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 15.

4 High Yield Fund

Paul, how would you describe the high-yield bond market during the period?

High-yield bonds returned –4.77% for the six-month period, as measured by the JPMorgan Developed High Yield Index [the fund’s benchmark], with most of the decline occurring during a tumultuous period in March.

The period began on a positive note in December 2019. Investors welcomed the announcement of a phase-one trade deal between the United States and China. Cracks began to appear in the favorable overall backdrop early in the new year, however, leading to an eventual collapse in March. Intensifying investor anxiety about the coronavirus outbreak sparked a global sell-off in risk assets. Also, a poorly timed squabble between Russia and Saudi Arabia over oil production levels pushed crude prices lower during most of the period. This further unnerved market participants.

High-yield bonds endured a historic sell-off and partial recovery in March. The coronavirus outbreak quickly developed into an economic crisis that led to unprecedented measures from policy makers. The Trump administration signed a roughly $2 trillion stimulus package

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Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/20. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/20. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 High Yield Fund

into law — the largest economic relief package in U.S. history. The U.S. Federal Reserve rapidly unveiled six new lending facilities designed to help corporations facing a cash flow crisis avoid defaulting on their debt. These programs also provide support for money market funds and commercial debt markets.

High yield continued to rebound in April on hopes that massive government stimulus efforts would be enough to offset the near-term economic fallout from the pandemic. The market rally continued in May, with the fund’s benchmark advancing 4.7%. An easing of coronavirus restrictions and additional policy support reinforced investors’ view that global economic activity had bottomed and would recover.

Within the JPMorgan Developed High Yield Index, most cohorts posted losses, with energy (–18%), transportation (–14%), and gaming, lodging & leisure (–12%) faring the worst. On the plus side, the more defensive utilities and health-care groups each gained about 2%. Technology and paper & packaging also rose about 2% each.

Not surprisingly, lower-quality bonds sharply underperformed during March’s market turmoil and for the period as a whole. Meanwhile, higher-quality credits rated BB and split BBB outperformed lower-quality bonds.

Despite registering a negative return for the period, the fund outpaced its benchmark and the average return of its Lipper peer group. What factors had the greatest impact on relative performance?

The fund’s lower-than-benchmark allocations in energy and transportation sectors, along with security selection in services and telecommunications, added the most value versus the benchmark. Conversely, overall positioning in financials and housing dampened relative performance, as did selection in broadcasting.

Which individual holdings contributed versus the benchmark?

This period, avoiding many poor-performing index members considerably aided the fund’s relative performance. For example, 11 of the fund’s top-20 relative contributors were bonds in the index that we did not own. These included several underperforming energy companies, as well as a rental car company, The Hertz Corporation, which filed for bankruptcy on May 22, 2020.

As for what we did own, an overweight position in CCO Holdings, the parent company of cable TV and broadband Internet provider Charter Communications, was the biggest relative contributor. The company’s bonds performed well versus the fund’s benchmark, as investors grew more comfortable that Charter’s business model is being driven by its higher-margin broadband offerings.

Our out-of-benchmark investment in Sprint Capital received a notable boost in February 2020 when a federal judge ruled in favor of the wireless carrier’s $26 billion merger with competitor T-Mobile. The merger was completed on April 1, and the company now operates under the name T-Mobile.

Which investments weren’t as productive this period?

Overweight positions relative to the benchmark in two oil & gas exploration and production companies worked against the fund’s relative performance. Both Transocean and Denbury Resources were hurt by the sharp decline in oil prices during the period.

High Yield Fund 7

A sizable holding in auto-finance firm Ally Financial also detracted versus the benchmark. Ally, along with consumer lenders generally, suffered substantial credit losses stemming from the coronavirus outbreak.

What is your outlook for the coming months?

We have a moderately constructive outlook overall. In our view, the biggest risk on the horizon is the still-to-be-determined impact of the coronavirus pandemic on economic growth, corporate earnings growth, and cash flows.

That said, excluding the energy sector, we have a fairly positive intermediate-term view on corporate fundamentals and the market’s supply-and-demand backdrop. Also, even though high-yield spreads retightened somewhat following their sizable widening in March, we think valuations remain relatively attractive. [Spreads are the yield advantage high-yield bonds offer over comparable-maturity U.S. Treasuries.]

From a fundamental perspective, we are closely watching sectors vulnerable to the disruption caused by the coronavirus. We have discussed energy, but we are also monitoring the impact on gaming, lodging & leisure; retail; and several other cohorts. Within these groups, we are focusing on the health of issuers’ balance sheets and liquidity metrics, as well as the increasing risk of defaults or credit-rating downgrades.

As for supply/demand dynamics, new issuance of high-yield debt resurfaced in April and was strong throughout May. On a year-to-date basis through May, new-issue volume totaled $156.9 billion, a 40% increase over the same period in 2019. On the demand side, high-yield

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

8 High Yield Fund

funds [mutual funds and exchange-traded funds] saw record-setting inflows of $17.1 billion in April, followed by $15.3 billion in May. Overall, a resurgence in new-issue supply is being met by renewed demand.

From a valuation standpoint, the average spread of the fund’s benchmark rose 3.65 percentage points during March to about 9.5 percentage points over Treasuries. This was the highest spread level since early 2016 and was well above the 20-year average of 6.1 percentage points. Also in March, the benchmark’s average yield spiked to 10%. As of period-end, spreads had tightened to 7.24 percentage points over Treasuries and the benchmark’s yield was at 7.62%. In our view, spreads at this level continue to offer a broad range of attractive relative-value investment opportunities. Moreover, we think the market’s yield remains compelling in the face of much lower global yields.

In addition to coronavirus, we believe risks to our outlook include price volatility in oil and other commodities, policy missteps by global central banks, and heightened geopolitical tension.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

High Yield Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class M shares (excluding those purchased from Japanese distributors) converted automatically to class A shares on November 25, 2019, and, beginning November 25, 2019, Class M shares are available for purchase only by individuals purchasing from Japanese distributors. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (3/25/86)
Before sales charge	6.98%	74.13%	5.70%	16.63%	3.12%	7.08%	2.31%	0.82%	–3.50%
After sales charge	6.85	67.16	5.27	11.96	2.29	2.80	0.92	–3.21	–7.36
Class B (5/16/94)
Before CDSC	6.75	63.88	5.06	12.35	2.36	4.85	1.59	0.10	–3.79
After CDSC	6.75	63.88	5.06	10.58	2.03	2.09	0.69	–4.69	–8.49
Class C (3/30/07)
Before CDSC	6.74	61.52	4.91	12.31	2.35	4.70	1.54	–0.09	–3.82
After CDSC	6.74	61.52	4.91	12.31	2.35	4.70	1.54	–1.04	–4.76
Class M (12/1/94)
Before sales charge	6.69	69.54	5.42	15.05	2.84	6.25	2.04	0.43	–3.63
After sales charge	6.59	64.03	5.07	11.32	2.17	2.80	0.92	–2.83	–6.76
Class R (3/30/07)
Net asset value	6.71	69.55	5.42	15.06	2.85	6.24	2.04	0.42	–3.64
Class R6 (5/22/18)
Net asset value	7.17	78.22	5.95	17.89	3.35	7.70	2.50	1.19	–3.28
Class Y (12/31/98)
Net asset value	7.17	78.53	5.97	18.09	3.38	7.89	2.56	0.98	–3.38

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not

10 High Yield Fund

applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 5/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
JPMorgan Developed
High Yield Index	—*	92.19%	6.75%	21.65%	4.00%	7.38%	2.40%	–0.71%	–4.77%
Lipper High Yield
Funds category	6.85%	71.90	5.54	16.12	3.02	6.09	1.98	–0.25	–4.08
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/20, there were 524, 512, 458, 391, 281, and 16 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 5/31/20

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	6		6	6	6		6	6	6
Income	$0.144		$0.124	$0.124	$0.138		$0.137	$0.156	$0.150
Capital gains	—		—	—	—		—	—	—
Total	$0.144		$0.124	$0.124	$0.138		$0.137	$0.156	$0.150
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
11/30/19	$5.82	$6.06	$5.65	$5.62	$5.79	$5.98	$5.79	$6.14	$6.15
5/31/20	5.47	5.70	5.31	5.28	5.44	5.62	5.44	5.78	5.79
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	5.27%	5.05%	4.75%	4.77%	5.07%	4.91%	5.07%	5.40%	5.18%
Current 30-day
SEC yield[2]	N/A	4.77	4.24	4.24	N/A	4.58	4.73	5.38	5.22

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

High Yield Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (3/25/86)
Before sales charge	6.98%	73.20%	5.65%	19.16%	3.57%	7.98%	2.59%	–0.71%	–4.45%
After sales charge	6.85	66.27	5.22	14.39	2.73	3.66	1.21	–4.69	–8.28
Class B (5/16/94)
Before CDSC	6.76	63.28	5.03	14.66	2.77	5.56	1.82	–1.49	–4.77
After CDSC	6.76	63.28	5.03	12.84	2.45	2.78	0.92	–6.20	–9.42
Class C (3/30/07)
Before CDSC	6.74	60.66	4.86	14.62	2.77	5.60	1.83	–1.51	–4.82
After CDSC	6.74	60.66	4.86	14.62	2.77	5.60	1.83	–2.45	–5.75
Class M (12/1/94)
Before sales charge	6.69	68.94	5.38	17.56	3.29	7.14	2.33	–1.11	–4.58
After sales charge	6.59	63.45	5.04	13.74	2.61	3.66	1.21	–4.32	–7.68
Class R (3/30/07)
Net asset value	6.72	68.96	5.38	17.57	3.29	7.13	2.32	–1.12	–4.58
Class R6 (5/22/18)
Net asset value	7.17	77.31	5.89	20.36	3.78	8.58	2.78	–0.44	–4.18
Class Y (12/31/98)
Net asset value	7.17	77.58	5.91	20.54	3.81	8.74	2.83	–0.64	–4.28

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 11/30/19	1.02%	1.77%	1.77%	1.27%	1.27%	0.66%	0.77%
Annualized expense ratio for the
six-month period ended 5/31/20	1.05%	1.80%	1.80%	1.30%	1.30%	0.67%	0.80%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12 High Yield Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/19 to 5/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.16	$8.83	$8.83	$6.38	$6.38	$3.30	$3.93
Ending value (after expenses)	$965.00	$962.10	$961.80	$963.70	$963.60	$967.20	$966.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/20, use the following calculation method. To find the value of your investment on 12/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.30	$9.07	$9.07	$6.56	$6.56	$3.39	$4.04
Ending value (after expenses)	$1,019.75	$1,016.00	$1,016.00	$1,018.50	$1,018.50	$1,021.65	$1,021.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

High Yield Fund 13

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments). Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

14 High Yield Fund

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. Class M shares (excluding those purchased from Japanese distributors) converted automatically to class A shares on November 25, 2019, and, beginning November 25, 2019, Class M shares are available for purchase only by individuals purchasing from Japanese distributors.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

High Yield Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2020, Putnam employees had approximately $453,000,000 and the Trustees had approximately $73,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID 19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

16 High Yield Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

High Yield Fund 17

The fund’s portfolio 5/31/20 (Unaudited)

	Principal
CORPORATE BONDS AND NOTES (86.5%)*	amount	Value
Advertising and marketing services (0.8%)
Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. notes 5.125%, 8/15/27	$1,500,000	$1,500,000
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 9.25%, 2/15/24	1,374,000	1,261,153
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	1,209,000	1,215,045
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A
company guaranty sr. unsec. notes 6.25%, 6/15/25	2,118,000	2,178,893
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr.
unsec. bonds 4.625%, 3/15/30	671,000	617,320
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes
8.875%, 12/15/27	3,395,000	3,293,150
		10,065,561
Automotive (0.9%)
Ford Motor Co. sr. unsec. unsub. notes 9.00%, 4/22/25	3,094,000	3,233,230
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27	1,232,000	1,120,861
General Motors Co. sr. unsec. notes 6.125%, 10/1/25	1,710,000	1,865,867
Navistar International Corp. 144A company guaranty sr. notes
9.50%, 5/1/25	1,271,000	1,366,325
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	3,967,000	3,709,145
		11,295,428
Basic materials (9.9%)
Allegheny Technologies, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	220,000	180,400
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	2,482,000	2,292,748
ArcelorMittal SA sr. unsec. unsub. notes 7.25%, 10/15/39 (France)	2,810,000	3,322,825
Atotech Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23
(Netherlands) ‡‡	2,475,000	2,475,000
Atotech Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty
sr. unsec. notes 6.25%, 2/1/25 (Netherlands)	2,265,000	2,250,844
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	2,170,000	2,197,125
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	1,312,000	1,282,480
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	2,568,000	2,425,990
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	4,329,000	3,939,390
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	3,525,000	3,507,375
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	4,711,000	4,793,443
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	1,853,000	1,950,283
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	2,835,000	2,537,325
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	2,171,000	2,165,573
Cemex SAB de CV 144A company guaranty sr. notes 6.125%,
5/5/25 (Mexico)	850,000	843,200
Cemex SAB de CV 144A company guaranty sr. notes 5.45%,
11/19/29 (Mexico)	1,605,000	1,499,503

18 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (86.5%)* cont.	amount	Value
Basic materials cont.
Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	$1,215,000	$1,203,530
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	4,085,000	4,314,046
CF Industries, Inc. company guaranty sr. unsec. notes
3.45%, 6/1/23	1,000,000	1,006,250
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	517,000	464,623
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 6.75%, 12/1/27	3,350,000	3,522,425
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	1,237,000	1,227,723
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (France)	925,000	929,625
Constellium NV 144A company guaranty sr. unsec. notes 5.75%,
5/15/24 (France)	1,104,000	1,106,760
Constellium NV 144A sr. unsec. notes 6.625%, 3/1/25 (France)	1,685,000	1,718,700
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	1,714,000	1,714,514
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	1,935,000	1,756,013
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.875%, 3/1/26 (Canada)	1,845,000	1,645,509
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	1,111,000	1,097,990
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	1,874,000	1,846,602
Graphic Packaging International, LLC 144A sr. unsec. notes
3.50%, 3/15/28	1,075,000	1,048,125
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	3,595,000	3,603,988
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	2,610,000	2,372,725
Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	700,000	728,283
James Hardie International Finance DAC 144A sr. unsec. bonds
5.00%, 1/15/28 (Ireland)	2,260,000	2,325,020
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	1,283,000	1,283,000
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	2,361,000	2,337,886
Mauser Packaging Solutions Holding Co. 144A sr. notes
8.50%, 4/15/24	730,000	737,300
Mauser Packaging Solutions Holding Co. 144A sr. notes
5.50%, 4/15/24	1,653,000	1,640,603
Mercer International, Inc. sr. unsec. notes 7.375%,
1/15/25 (Canada)	331,000	324,380
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	1,655,000	1,584,663
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	1,280,000	1,158,400
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	4,688,000	4,801,403
Novelis Corp. 144A company guaranty sr. unsec. notes
4.75%, 1/30/30	1,575,000	1,500,188

High Yield Fund 19

	Principal
CORPORATE BONDS AND NOTES (86.5%)* cont.	amount	Value
Basic materials cont.
PolyOne Corp. 144A sr. unsec. notes 5.75%, 5/15/25	$705,000	$739,369
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	2,930,000	2,981,890
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	2,125,000	1,930,966
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	4,693,000	5,549,473
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)	3,375,000	3,493,125
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	1,520,000	1,558,157
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)	2,745,000	2,803,645
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)	2,745,000	2,821,303
TMS International Holding Corp. 144A sr. unsec. notes
7.25%, 8/15/25	3,235,000	2,490,950
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	1,733,000	1,763,328
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	673,000	629,255
Tronox, Inc. 144A company guaranty sr. notes 6.50%, 5/1/25	355,000	365,650
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	2,739,000	2,725,305
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes
5.125%, 12/1/27	4,240,000	4,293,000
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes
4.375%, 8/15/25	700,000	712,250
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes
4.25%, 2/15/30	1,460,000	1,456,350
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	2,802,000	2,851,035
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	1,181,000	1,175,095
		127,003,924
Broadcasting (3.1%)
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26	4,059,000	3,226,905
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27	4,527,000	2,729,781
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	1,864,000	1,640,320
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	2,684,000	2,160,620
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	3,852,000	4,092,750
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	1,215,000	1,275,386
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	4,345,667	4,063,199
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	3,446,000	3,514,920
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	3,870,000	3,966,750

20 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (86.5%)* cont.	amount	Value
Broadcasting cont.
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
bonds 5.50%, 3/1/30	$2,205,000	$2,017,575
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	1,340,000	1,437,150
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	4,868,000	5,074,890
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	1,420,000	1,121,800
Univision Communications, Inc. 144A company guaranty sr. notes
9.50%, 5/1/25	1,286,000	1,376,020
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	2,564,000	2,451,210
		40,149,276
Building materials (1.5%)
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	711,000	735,885
American Builders & Contractors Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28	2,395,000	2,406,975
AZEK Co., LLC (The) 144A company guaranty sr. unsec. notes
9.50%, 5/15/25	2,105,000	2,236,563
Cornerstone Building Brands, Inc. 144A company guaranty sr.
unsec. sub. notes 8.00%, 4/15/26	873,000	822,803
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	1,391,000	1,304,063
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	804,000	761,790
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25	620,000	638,600
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	860,000	868,600
Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	1,760,000	1,812,800
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	2,275,000	2,314,813
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	2,185,000	2,249,610
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	230,000	231,507
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	3,395,000	2,885,750
		19,269,759
Cable television (5.0%)
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	3,125,000	3,304,688
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	14,656,000	15,791,840
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.75%, 3/1/30	1,890,000	1,975,050
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 5/1/32	1,560,000	1,611,184
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 8/15/30	1,090,000	1,130,875
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	2,010,000	2,095,787
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.00%, 2/1/28	2,680,000	2,806,952
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	5,465,000	5,763,936
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	1,050,000	1,106,438

High Yield Fund 21

	Principal
CORPORATE BONDS AND NOTES (86.5%)* cont.	amount	Value
Cable television cont.
CSC Holdings, LLC 144A company guaranty sr. unsec. notes
5.375%, 2/1/28	$1,200,000	$1,275,750
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	1,870,000	1,963,500
CSC Holdings, LLC 144A sr. unsec. notes 7.75%, 7/15/25	1,830,000	1,910,063
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.875%, 10/15/25	1,924,000	2,083,115
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	3,050,000	3,385,500
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	6,965,000	6,876,429
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	715,000	752,538
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	2,728,000	2,823,480
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	2,400,000	2,523,000
Virgin Media Finance PLC 144A company guaranty sr. unsec.
unsub. notes 5.75%, 1/15/25 (United Kingdom)	666,000	685,148
Ziggo Bond Co. BV 144A sr. unsec. notes 6.00%,
1/15/27 (Netherlands)	2,215,000	2,314,919
Ziggo BV 144A company guaranty sr. notes 5.50%,
1/15/27 (Netherlands)	1,245,000	1,309,528
		63,489,720
Capital goods (7.2%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	2,736,000	2,653,920
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	1,630,000	1,655,558
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	1,610,000	1,513,400
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27
(Luxembourg) ‡‡	3,980,000	3,931,723
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	2,295,000	2,302,918
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 6.00%, 2/15/25 (Ireland)	855,000	881,462
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 5.25%, 8/15/27 (Ireland)	1,750,000	1,723,750
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A sr.
unsec. notes 5.25%, 8/15/27 (Ireland)	400,000	394,000
Berry Global, Inc. 144A company guaranty notes 5.625%, 7/15/27	1,090,000	1,144,500
Berry Global, Inc. 144A notes 4.50%, 2/15/26	805,000	809,258
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	2,846,000	1,693,370
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	615,000	374,898
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	1,840,000	1,909,386
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	860,000	903,327
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	1,515,000	1,568,025
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	2,590,000	2,691,347
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	3,587,000	4,160,920
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	2,215,000	2,303,600
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	1,401,000	1,535,846

22 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (86.5%)* cont.	amount	Value
Capital goods cont.
GFL Environmental, Inc. 144A sr. unsec. notes 7.00%,
6/1/26 (Canada)	$4,698,000	$4,968,135
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	3,130,000	3,192,600
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25
(Canada) ‡‡	2,940,000	2,674,518
Owens-Brockway Glass Container, Inc. 144A company guaranty sr.
unsec. notes 6.625%, 5/13/27	935,000	984,088
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	1,285,000	1,304,275
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	2,230,000	2,185,400
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	3,455,000	2,670,300
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	3,935,000	3,915,325
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	5,865,000	5,123,371
Staples, Inc. 144A sr. unsec. notes 10.75%, 4/15/27	3,180,000	2,163,577
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	2,837,000	2,936,295
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	2,734,000	2,740,835
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	1,786,000	1,665,445
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	808,000	781,740
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	2,633,000	2,448,690
TransDigm, Inc. 144A company guaranty sr. notes 8.00%, 12/15/25	450,000	486,000
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	5,938,000	6,071,605
TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 11/15/27	2,495,000	2,264,213
Trivium Packaging Finance BV 144A company guaranty sr. notes
5.50%, 8/15/26 (Netherlands)	1,660,000	1,741,456
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	4,478,000	4,426,593
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.25%, 6/15/28	2,415,000	2,396,743
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.125%, 6/15/25	1,210,000	1,210,000
		92,502,412
Commercial and consumer services (2.3%)
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	3,360,000	3,511,200
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	3,095,000	3,158,169
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%,
11/1/27 (Canada)	3,507,000	3,639,810
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	1,145,000	1,308,163
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	3,738,000	4,069,748

High Yield Fund 23

	Principal
CORPORATE BONDS AND NOTES (86.5%)* cont.	amount	Value
Commercial and consumer services cont.
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	$675,000	$718,875
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	3,343,000	3,393,145
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	3,471,000	3,484,016
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
notes 6.25%, 1/15/28	2,245,000	2,127,138
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	876,000	935,130
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	2,790,000	2,995,763
		29,341,157
Consumer (0.5%)
Scotts Miracle-Gro, Co. (The) company guaranty sr. unsec. notes
4.50%, 10/15/29	3,787,000	3,881,675
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	2,020,000	2,070,500
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	1,075,000	1,049,469
		7,001,644
Consumer staples (6.9%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	3,745,000	3,805,856
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 4.375%, 1/15/28 (Canada)	1,548,000	1,520,910
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	3,205,000	3,164,938
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertsons, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	2,010,000	2,243,663
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	675,000	699,469
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	2,745,000	2,786,148
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	3,352,000	3,327,564
Ashtead Capital, Inc. 144A bonds 4.25%, 11/1/29	200,000	198,000
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	710,000	717,100
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	3,250,000	2,868,125
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	200,000	218,000
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	1,290,000	1,360,950
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	2,557,000	1,815,470
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27	1,075,000	1,130,094
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	2,790,000	1,841,400
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	4,185,000	3,379,388
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	1,185,000	1,229,438

24 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (86.5%)* cont.	amount	Value
Consumer staples cont.
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	$3,362,000	$3,378,810
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	2,765,000	2,875,600
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	2,765,000	2,830,226
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	1,780,000	1,845,308
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
5.00%, 7/15/35	3,135,000	3,374,618
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
3.00%, 6/1/26	3,695,000	3,694,842
Kraft Heinz Co. (The) 144A company guaranty sr. unsec. notes
3.875%, 5/15/27	335,000	351,689
Kraft Heinz Co. (The) 144A company guaranty sr. unsec. sub. notes
3.75%, 4/1/30	1,350,000	1,398,832
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 5/15/28	1,640,000	1,717,408
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	3,385,000	3,503,475
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	861,000	897,687
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	3,755,000	3,929,457
Match Group, Inc. 144A sr. unsec. unsub. notes 4.625%, 6/1/28	2,130,000	2,188,575
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29	1,130,000	1,324,925
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	2,520,000	2,690,100
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	4,420,000	5,029,385
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	1,165,000	1,293,267
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	665,000	717,934
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	1,293,000	1,341,229
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	3,430,000	3,551,079
Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.125%, 1/15/28	55,000	55,825
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes
7.50%, 7/1/25	2,788,000	2,767,090
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	2,537,000	2,359,410
United Rentals North America, Inc. company guaranty notes
3.875%, 11/15/27	825,000	827,063
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	1,080,000	1,121,850
Yum! Brands, Inc. 144A sr. unsec. notes 7.75%, 4/1/25	445,000	491,725
		87,863,922
Energy (8.4%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	2,830,000	2,846,779
Aker BP ASA 144A sr. unsec. notes 3.75%, 1/15/30 (Norway)	2,370,000	2,147,813
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	1,919,000	1,718,465
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	2,069,000	1,448,300
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	1,236,000	990,923
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	3,198,000	2,838,034

High Yield Fund 25

	Principal
CORPORATE BONDS AND NOTES (86.5%)* cont.	amount	Value
Energy cont.
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	$1,081,000	$1,035,484
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	2,937,000	2,695,226
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	2,547,000	2,228,625
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	1,100,000	561,000
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	1,286,000	21,701
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
7.00%, 6/30/24	1,400,000	1,556,589
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	2,449,000	2,680,613
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	2,325,000	2,516,651
Comstock Escrow Corp. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	948,000	881,640
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes
7.50%, 5/15/25	2,016,000	1,779,120
Continental Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/28	750,000	631,650
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	295,000	280,250
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	2,620,000	2,424,286
DCP Midstream Operating LP company guaranty sr. unsec. sub.
notes 5.125%, 5/15/29	610,000	555,100
DCP Midstream Operating LP company guaranty sr. unsec. unsub.
notes 5.375%, 7/15/25	70,000	67,695
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	3,143,000	2,608,690
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	3,968,000	1,666,560
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	1,665,000	1,800,681
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	1,170,000	1,252,554
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	917,000	850,970
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.25%, 12/1/26	800,000	776,656
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	3,818,000	3,906,308
Diamondback Energy, Inc. sr. unsec. notes 4.75%, 5/31/25	1,245,000	1,303,821
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	4,940,000	4,822,675
Energy Transfer Operating LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	7,691,000	6,026,476
Hess Midstream Operations LP 144A company guaranty sr. unsec.
sub. notes 5.625%, 2/15/26	5,025,000	4,849,125
Hess Midstream Operations LP 144A company guaranty sr. unsec.
notes 5.125%, 6/15/28	2,065,000	1,951,425
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.00%, 2/1/28	565,000	556,525

26 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (86.5%)* cont.	amount	Value
Energy cont.
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	$1,803,000	$1,744,403
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	322,000	309,925
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	2,867,000	2,825,429
MEG Energy Corp. 144A sr. unsec. notes 7.125%, 2/1/27 (Canada)	1,673,000	1,523,467
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	3,859,000	1,196,290
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.50%, 1/15/28	1,125,000	618,750
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.25%, 1/15/26	1,125,000	641,250
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	1,805,000	1,741,880
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	760,000	691,600
Noble Energy, Inc. sr. unsec. bonds 6.00%, 3/1/41	242,000	228,447
Noble Energy, Inc. sr. unsec. sub. notes 3.90%, 11/15/24	1,690,000	1,670,176
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	1,062,000	21,240
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	1,020,000	267,750
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	1,098,000	200,385
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	1,928,000	327,760
Occidental Petroleum Corp. sr. unsec. notes 2.90%, 8/15/24	849,000	674,955
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	1,110,000	788,100
Occidental Petroleum Corp. sr. unsec. sub. notes 4.85%, 3/15/21	1,955,000	1,915,900
Occidental Petroleum Corp. sr. unsec. unsub. notes 3.50%, 6/15/25	1,152,000	897,840
Occidental Petroleum Corp. sr. unsec. unsub. notes Ser. 1,
4.10%, 2/1/21	1,385,000	1,360,763
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	3,250,000	1,625,000
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	990,000	490,050
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	2,228,000	1,203,120
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	975,000	497,250
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	248,000	150,040
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	3,411,000	3,050,082
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	705,000	752,799
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	1,290,000	1,346,334
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	1,000,000	970,000
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A sr. unsec. bonds 5.50%, 3/1/30	665,000	658,350
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	971,940	913,624
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	1,692,000	1,522,800
Transocean, Inc. company guaranty sr. unsec. unsub. bonds
7.50%, 4/15/31	1,030,000	309,000

High Yield Fund 27

	Principal
CORPORATE BONDS AND NOTES (86.5%)* cont.	amount	Value
Energy cont.
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	$2,224,000	$2,140,600
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	1,105,000	1,052,513
Valaris PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)
(In default) †	1,610,000	118,641
Viper Energy Partners LP 144A company guaranty sr. unsec. notes
5.375%, 11/1/27	965,000	957,763
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	1,592,000	1,699,460
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	1,288,000	1,288,000
WPX Energy, Inc. sr. unsec. notes 4.50%, 1/15/30	1,315,000	1,205,684
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	1,947,000	1,883,723
		107,759,553
Entertainment (1.1%)
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	1,834,000	1,595,580
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	445,000	463,913
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	3,465,000	2,390,850
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	910,000	869,050
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	1,550,000	1,495,750
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	1,185,000	1,258,322
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	3,505,000	3,259,650
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes
7.00%, 7/1/25	2,265,000	2,406,563
		13,739,678
Financials (8.7%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	2,080,000	1,931,072
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A
sr. unsec. notes 6.75%, 10/15/27	1,390,000	1,417,717
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	8,203,000	10,270,894
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	2,865,000	2,979,600
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	1,737,000	2,144,674
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	1,010,000	1,076,913
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	1,635,000	1,761,974
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	3,115,000	3,122,788
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	3,007,000	3,014,518
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	1,980,000	2,050,698
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	1,945,000	2,122,994
Credit Suisse Group AG 144A jr. unsec. sub. FRB 5.10%, perpetual
maturity (Switzerland)	915,000	846,375
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	2,400,000	2,511,000

28 High Yield Fund

		Principal
CORPORATE BONDS AND NOTES (86.5%)* cont.		amount	Value
Financials cont.
Diversified Healthcare Trust company guaranty sr. unsec. notes
9.75%, 6/15/25 R		$4,830,000	$4,914,525
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31		1,812,000	2,360,130
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R		1,905,000	1,852,613
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)		1,407,000	1,415,690
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25		2,043,000	1,889,775
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		1,631,000	1,508,675
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25		2,130,000	2,139,627
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		1,221,000	1,221,000
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%,
12/1/24 (Canada)		2,210,000	2,071,875
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26		3,132,000	3,216,783
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24		2,045,000	2,075,675
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 5/15/26		2,014,000	2,024,473
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.25%, 5/15/27		1,325,000	1,262,063
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4.75%, 9/15/24		1,285,000	1,243,238
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R		3,007,000	2,706,300
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R		3,073,000	2,692,716
JPMorgan Chase & Co. jr. unsec. sub. FRN Ser. R, 6.00%,
perpetual maturity		1,000,000	1,000,000
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance
Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R		2,245,000	1,846,513
Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13.00%, perpetual
maturity (United Kingdom)	GBP	1,030,000	2,173,091
Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)		$793,000	809,851
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25		4,395,000	4,569,218
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26		665,000	674,144
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23		2,060,000	2,101,200
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 6.00%, 1/15/27		1,120,000	1,008,000
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25		3,860,000	3,321,241
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648%,
perpetual maturity (United Kingdom)		3,745,000	5,154,056
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)		1,800,000	1,762,884
Springleaf Finance Corp. company guaranty sr. unsec. notes
8.875%, 6/1/25		950,000	988,000

High Yield Fund 29

	Principal
CORPORATE BONDS AND NOTES (86.5%)* cont.	amount	Value
Financials cont.
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	$1,090,000	$1,073,650
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28	1,185,000	1,131,675
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	2,849,000	2,812,533
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 5.375%, 11/15/29	2,295,000	2,034,518
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	3,010,000	2,588,600
Stearns Holdings, LLC/Stearns Co-Issuer, Inc. 144A notes
5.00%, 11/5/24	65,388	39,233
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28	1,070,000	1,053,950
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	2,350,000	1,850,625
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	3,092,000	3,168,032
		111,007,389
Gaming and lottery (1.9%)
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	1,120,000	1,089,211
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	1,095,000	1,089,197
Boyd Gaming Corp. 144A company guaranty sr. unsec. notes
4.75%, 12/1/27	1,105,000	1,017,661
Boyd Gaming Corp. 144A sr. unsec. notes 8.625%, 6/1/25	1,060,000	1,132,356
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	4,480,000	3,987,200
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26	400,000	418,000
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	1,582,000	1,597,820
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	2,320,000	2,181,682
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 7.25%, 11/15/29	3,545,000	3,119,600
Scientific Games International, Inc. 144A sr. unsec. notes
7.00%, 5/15/28	1,030,000	906,400
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	2,250,000	1,982,813
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	2,998,000	2,780,645
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	2,760,000	2,650,456
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. notes 7.75%, 4/15/25	665,000	690,769
		24,643,810
Health care (8.1%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	1,065,000	1,011,750
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	3,120,000	1,996,800
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27	2,780,000	3,030,200
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25	1,720,000	1,776,794

30 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (86.5%)* cont.	amount	Value
Health care cont.
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. bonds
5.25%, 1/30/30	$890,000	$876,650
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29	2,090,000	2,253,020
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28	1,045,000	1,097,908
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.25%, 2/15/29	1,645,000	1,690,073
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	5,525,000	5,606,715
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.00%, 1/30/28	890,000	859,945
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	1,200,000	1,241,748
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	4,840,000	5,209,050
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	1,910,000	1,933,971
Centene Corp. 144A sr. unsec. notes 5.375%, 8/15/26	870,000	919,077
Centene Corp. 144A sr. unsec. notes 5.25%, 4/1/25	1,615,000	1,662,433
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	249,000	263,318
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	8,009,000	7,768,730
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	1,115,000	1,089,216
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	2,110,000	1,506,055
CHS/Community Health Systems, Inc. 144A sr. notes
6.625%, 2/15/25	3,075,000	2,967,375
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.65%, 8/28/28	3,850,000	4,254,250
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	875,000	638,750
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	1,101,000	847,770
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	2,970,000	3,378,549
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	4,655,000	5,143,775
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	1,115,000	1,098,730
HCA, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 5/1/23	1,840,000	2,000,485
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	1,215,000	1,242,082
Jaguar Holding Co. II/PPD Development LP 144A company
guaranty sr. unsec. notes 5.00%, 6/15/28	720,000	747,000
Jaguar Holding Co. II/PPD Development LP 144A company
guaranty sr. unsec. notes 4.625%, 6/15/25	480,000	497,136
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A
company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	1,366,000	901,560
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	670,000	681,725
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 7.375%, 6/1/25	885,000	904,913
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	3,210,000	3,458,776

High Yield Fund 31

	Principal
CORPORATE BONDS AND NOTES (86.5%)* cont.	amount	Value
Health care cont.
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	$905,000	$952,332
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	4,080,000	4,171,800
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	1,395,000	1,412,438
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	5,428,000	5,672,260
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	1,110,000	1,143,300
Tenet Healthcare Corp. 144A company guaranty sr. notes
7.50%, 4/1/25	550,000	599,500
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	4,410,000	4,564,350
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	5,985,000	6,150,844
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	4,505,000	4,820,350
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	2,970,000	3,049,774
Teva Pharmaceutical Finance Netherlands III BV 144A company
guaranty sr. unsec. notes 7.125%, 1/31/25 (Israel)	955,000	1,024,238
		104,117,515
Homebuilding (1.8%)
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	2,315,000	2,205,038
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	2,936,000	2,789,200
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	1,569,000	1,698,443
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)	3,070,000	2,977,900
Mattamy Group Corp. 144A sr. unsec. notes 4.625%,
3/1/30 (Canada)	2,470,000	2,272,400
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	4,768,000	5,864,640
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	1,911,000	1,922,347
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	3,195,000	3,099,821
		22,829,789
Lodging/Tourism (0.9%)
Carnival Corp. 144A sr. notes 11.50%, 4/1/23	975,000	1,038,134
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	2,545,000	2,525,913
Marriott International, Inc. sr. unsec. bonds 4.625%, 6/15/30	1,890,000	1,929,425
Marriott International, Inc. sr. unsec. notes Ser. EE, 5.75%, 5/1/25	1,715,000	1,856,351
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	2,680,000	2,438,800
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	2,060,000	1,957,268
		11,745,891

32 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (86.5%)* cont.	amount	Value
Media (1.2%)
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	$2,549,000	$2,478,903
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	2,220,000	2,239,469
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	3,344,000	3,356,540
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	4,226,000	4,219,450
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	2,566,000	2,591,660
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	775,000	798,250
		15,684,272
Publishing (0.2%)
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	3,160,000	2,915,100
		2,915,100
Regional Bells (0.5%)
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22
(In default) †	4,065,000	1,412,588
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	4,844,000	4,650,240
		6,062,828
Retail (1.6%)
eG Global Finance PLC 144A company guaranty sr. notes 6.75%,
2/7/25 (United Kingdom)	3,195,000	3,234,267
Gap, Inc. (The) 144A sr. notes 8.625%, 5/15/25	885,000	929,250
Gap, Inc. (The) 144A sr. notes 8.375%, 5/15/23	1,539,000	1,635,188
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%,
perpetual maturity	1,186,000	988,531
L Brands, Inc. company guaranty sr. unsec. notes 7.50%,
perpetual maturity	2,557,000	2,243,768
Macy’s, Inc. 144A company guaranty sr. unsec. notes
8.375%, 6/15/25	600,000	606,000
Nordstrom, Inc. 144A sr. notes 8.75%, 5/15/25	1,890,000	2,029,278
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	2,935,000	2,942,338
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	2,570,000	2,505,750
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	2,474,000	2,344,115
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
notes 6.375%, 5/15/25	1,400,000	1,459,500
		20,917,985
Technology (3.9%)
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	3,267,000	3,279,055
Boxer Parent Co., Inc. 144A company guaranty sr. notes
7.125%, 10/2/25 ##	1,225,000	1,293,906
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26 ##	1,170,000	1,210,810
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	1,020,000	1,072,591
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	675,000	694,204

High Yield Fund 33

	Principal
CORPORATE BONDS AND NOTES (86.5%)* cont.	amount	Value
Technology cont.
CommScope, Inc. 144A company guaranty sr. unsec. notes
8.25%, 3/1/27	$1,244,000	$1,296,870
Dell International, LLC/EMC Corp. 144A company guaranty sr.
notes 5.85%, 7/15/25	710,000	794,876
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	5,970,000	6,769,461
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	2,098,000	2,177,976
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	1,105,000	1,198,925
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	1,036,000	1,080,030
Microchip Technology, Inc. 144A company guaranty sr. unsec.
notes 4.25%, 9/1/25	1,202,000	1,209,662
MSCI, Inc. 144A company guaranty sr. unsec. notes 3.625%, 9/1/30	1,375,000	1,407,656
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	5,441,000	4,162,365
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	1,785,000	1,874,250
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	2,698,000	2,741,843
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	4,631,000	4,862,550
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A
company guaranty sr. notes 5.75%, 6/1/25	935,000	975,906
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	6,023,000	5,992,885
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	4,349,000	4,383,835
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	1,265,000	1,331,413
		49,811,069
Telecommunications (4.6%)
Altice Financing SA 144A company guaranty sr. notes 5.00%,
1/15/28 (Luxembourg)	1,515,000	1,527,783
Altice Finco SA 144A company guaranty sr. unsec. unsub. notes
7.625%, 2/15/25 (Luxembourg)	1,755,000	1,759,388
Altice France Holding SA 144A company guaranty sr. sub. notes
10.50%, 5/15/27 (Luxembourg)	3,090,000	3,422,175
Altice France Holding SA 144A company guaranty sr. unsec. notes
6.00%, 2/15/28 (Luxembourg)	3,720,000	3,617,700
Altice France SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	4,900,000	5,157,250
Altice France SA 144A company guaranty sr. notes 5.50%,
1/15/28 (France)	1,625,000	1,669,688
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	1,839,000	1,787,913
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	2,497,000	2,688,320
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	1,126,000	1,205,248
Intelsat Jackson Holdings SA 144A company guaranty sr. unsec.
notes 8.50%, 10/15/24 (Luxembourg) (In default) †	1,000,000	570,000

34 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (86.5%)* cont.	amount	Value
Telecommunications cont.
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%, 7/15/25
(Luxembourg) (In default) †	$5,526,000	$3,177,450
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	1,316,000	1,318,461
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 3/15/26	4,814,000	4,982,490
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	2,395,000	2,454,396
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	5,173,000	6,388,655
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	2,475,000	2,957,625
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	8,570,000	9,726,950
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	2,385,000	2,499,599
Zayo Group Holdings, Inc. 144A sr. notes 4.00%, 3/1/27	450,000	442,265
Zayo Group Holdings, Inc. 144A sr. unsec. notes 6.125%, 3/1/28	1,060,000	1,046,750
		58,400,106
Telephone (1.2%)
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	3,590,000	3,702,403
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	205,000	207,122
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	1,571,000	1,669,188
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.125%, 4/15/25	880,000	897,600
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	3,870,000	4,111,914
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	1,145,000	1,176,911
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.875%, 4/15/30	945,000	1,022,707
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.75%, 4/15/27	2,360,000	2,528,008
		15,315,853
Textiles (0.4%)
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 5/15/25	935,000	958,375
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.875%, 5/15/26	1,155,000	1,169,438
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	2,165,000	2,202,888
Levi Strauss & Co. 144A sr. unsec. unsub. notes 5.00%, 5/1/25	950,000	969,000
		5,299,701
Toys (0.3%)
Mattel, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/15/27	3,310,000	3,367,925
		3,367,925

High Yield Fund 35

	Principal
CORPORATE BONDS AND NOTES (86.5%)* cont.	amount	Value
Transportation (0.3%)
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	$3,540,000	$3,531,150
		3,531,150
Utilities and power (3.3%)
AES Corp. (The) sr. unsec. unsub. notes 5.50%, 4/15/25	5,201,000	5,357,030
AES Corp. (The) sr. unsec. unsub. notes 5.125%, 9/1/27	1,510,000	1,599,150
AES Corp. (The) sr. unsec. unsub. notes 4.875%, 5/15/23	1,384,000	1,394,380
AES Corp. (The) sr. unsec. unsub. notes 4.50%, 3/15/23	1,180,000	1,202,184
AES Corp. (The) 144A sr. unsec. notes 3.30%, 7/15/25	755,000	766,536
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	1,088,000	907,120
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	922,000	885,765
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	890,000	861,075
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	1,824,000	1,888,770
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	3,345,000	3,361,725
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	4,677,000	5,121,741
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	1,840,000	1,968,800
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	585,000	623,025
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	2,392,000	2,601,301
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	3,374,000	3,486,624
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	2,329,000	2,538,610
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20 F	1,345,000	2,018
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	1,573,000	1,643,785
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.00%, 7/31/27	1,430,000	1,496,138
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	1,330,000	1,413,404
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	3,590,000	3,769,500
		42,888,681
Total corporate bonds and notes (cost $1,142,051,953)		$1,108,021,098

	Principal
SENIOR LOANS (4.7%)*c	amount	Value
Alpha 3 BV bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month
+ 3.00%), 4.45%, 1/31/24	$643,303	$618,375
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 6.50%), 6.674%, 8/4/25	2,550,000	2,535,975
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 5.455%, 6/21/24	4,300,399	3,881,110
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 4.561%, 4/3/24	2,166,293	1,977,826
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 5.75%, 12/31/22	1,145,000	297,700
ChampionX Holding, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 5.00%), 6.00%, 6/1/27	2,870,000	2,712,150
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 4.26%, 8/21/26	3,203,900	2,974,821

36 High Yield Fund

	Principal
SENIOR LOANS (4.7%)*c cont.	amount	Value
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.933%, 5/5/24	$3,553,868	$3,416,156
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 3.759%, 9/6/24	902,531	835,593
Garda World Security Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.75%), 6.69%, 10/30/26	2,057,761	2,001,172
Golden Nugget, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 12.00%), 13.00%, 10/4/23	635,000	652,463
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 5.927%, 4/25/25	1,296,750	1,270,167
iHeartCommunications, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 4.66%, 4/29/26	982,538	916,830
Kronos, Inc./MA bank term loan FRN (BBA LIBOR USD 3 Month
+ 8.25%), 9.25%, 11/1/24	2,297,000	2,275,466
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 3.68%, 11/6/24	4,909,291	4,712,919
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 3.58%, 6/1/25	3,378,000	3,197,277
Panther BF Aggregator 2 LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 3.674%, 4/30/26	1,592,000	1,507,094
Pisces Midco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 3.948%, 4/12/25	1,293,418	1,225,513
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.00%, 11/3/23	596,989	579,576
Refinitiv US Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 3.424%, 10/1/25	3,739,892	3,681,123
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.00%, 2/28/26	1,915,000	880,900
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 4.25%, 2/28/25	1,325,471	1,060,376
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 8.50%), 10.831%, 6/26/26	1,537,364	1,286,194
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.362%, 6/26/25	2,834,421	2,678,528
Star Merger Sub, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 4.00%), 5.658%, 2/8/26	1,065,000	1,035,268
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (1 Month
US LIBOR + 3.00%), 4.629%, 10/1/25	1,341,545	1,277,822
T-Mobile USA, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 3.404%, 4/1/27	1,005,000	1,004,686
Talbots, Inc. (The) bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 7.00%), 8.45%, 11/28/22	2,246,897	1,685,172
Terrier Media Buyer, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.25%), 5.99%, 12/17/26	1,930,163	1,856,174
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.45%, 3/28/25	2,480,911	2,237,472
Vertiv Group Corp. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 4.655%, 3/2/27	3,458,000	3,311,035
Zayo Group Holdings, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.00%), 4.668%, 3/9/27	1,270,000	1,219,553
Total senior loans (cost $65,523,415)		$60,802,486

High Yield Fund 37

	Principal
CONVERTIBLE BONDS AND NOTES (0.8%)*	amount	Value
CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $566,310) (Cayman Islands) ∆∆	$809,256	$121,388
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	2,058,000	1,813,405
JPMorgan Chase Financial Co., LLC cv. company guaranty sr.
unsec. notes 0.25%, 5/1/23	1,880,000	1,801,275
Microchip Technology, Inc. cv. sr. unsec. sub. notes 1.625%, 2/15/27	2,540,000	3,418,988
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23	708,000	73,491
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 10/15/23	855,000	947,876
Splunk, Inc. cv. sr. unsec. notes 1.125%, 9/15/25	1,640,000	2,304,323
Total convertible bonds and notes (cost $11,495,844)		$10,480,746

CONVERTIBLE PREFERRED STOCKS (0.7%)*	Shares	Value
Broadcom, Inc. 8.00% cv. pfd.	1,730	$1,878,694
CenterPoint Energy, Inc. $3.50 cv. pfd.	50,955	1,753,871
Crown Castle International Corp. Ser. A, 6.875% cv. pfd.	2,296	3,483,491
Danaher Corp. 4.75% cv. pfd.	1,715	2,032,927
Total convertible preferred stocks (cost $8,253,520)		$9,148,983

COMMON STOCKS (0.5%)*	Shares	Value
Advanz Pharma Corp., Ltd. (Canada) †	15,824	$54,751
Ally Financial, Inc.	88,915	1,550,678
CHC Group, LLC (acquired 3/23/17, cost $156,339) (Cayman Islands) † ∆∆	10,782	4,313
CIT Group, Inc.	45,833	831,411
Clear Channel Outdoor Holdings, Inc. †	169,916	164,105
iHeartMedia, Inc. Class A †	68,669	597,420
MWO Holdings, LLC (Units) F	918	—
T-Mobile US, Inc. †	25,645	2,565,526
Tervita Corp. (Canada) †	2,845	7,749
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	104,590	88,902
Tribune Media Co. Class 1C	297,958	163,877
Total common stocks (cost $13,374,044)		$6,028,732

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
iHeartMedia, Inc. Class A	5/1/39	$16.75	3,590	$26,925
Stearns Holdings, LLC Class B F	11/5/39	0.01	182,885	182,885
Total warrants (cost $262,861)				$209,810

	Principal amount/
SHORT-TERM INVESTMENTS (6.7%)*		shares	Value
Putnam Short Term Investment Fund 0.71% L	Shares	83,382,855	$83,382,855
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.13% P	Shares	100,000	100,000
U.S. Treasury Bills 0.083%, 7/14/20 §		$2,212,000	2,211,657
U.S. Treasury Bills 1.565%, 6/11/20 §		105,000	104,997
U.S. Treasury Bills 0.086%, 7/21/20 §		55,000	54,990
U.S. Treasury Cash Management Bills 0.105%, 8/11/20 §		54,000	53,985

38 High Yield Fund

SHORT-TERM INVESTMENTS (6.7%)* cont.	Shares	Value
U.S. Treasury Cash Management Bills 0.113%, 8/25/20 §	15,000	$14,994
U.S. Treasury Cash Management Bills 0.146%, 9/8/20 §	11,000	10,995
Total short-term investments (cost $85,934,569)		$85,934,473

TOTAL INVESTMENTS
Total investments (cost $1,326,896,206)	$1,280,626,328

Key to holding’s currency abbreviations

GBP	British Pound

Key to holding’s abbreviations

DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2019 through May 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,281,143,289.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $125,701, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,415,521 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

High Yield Fund 39

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $19,600,000 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 5/31/20 (aggregate face value $6,616,472) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Buy	6/17/20	$927,282	$917,671	$9,611
	Euro	Sell	6/17/20	927,282	933,283	6,001
Goldman Sachs International
	British Pound	Sell	6/17/20	2,409,626	2,522,214	112,588
State Street Bank and Trust Co.
	Canadian Dollar	Buy	7/15/20	1,196,670	1,176,655	20,015
	Euro	Buy	6/17/20	542,978	529,313	13,665
	Euro	Sell	6/17/20	542,978	537,336	(5,642)
Unrealized appreciation						161,880
Unrealized (depreciation)						(5,642)
Total						$156,238

* The exchange currency for all contracts listed is the United States Dollar.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD
at 5/31/20 (Unaudited)

		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 34	B+/P	$749,240	$19,600,000	$334,983	6/20/25	500 bp —	$534,035
Index						Quarterly
Total		$749,240					$534,035

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2020. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

40 High Yield Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Capital goods	$7,749	$—	$—
Communication services	2,565,526	—	—
Consumer cyclicals	761,525	163,877	—
Energy	—	4,313	—
Financials	2,382,089	—	—
Health care	54,751	—	—
Utilities and power	—	88,902	—
Total common stocks	5,771,640	257,092	—

Convertible bonds and notes	—	10,480,746	—
Convertible preferred stocks	3,632,565	5,516,418	—
Corporate bonds and notes	—	1,108,019,080	2,018
Senior loans	—	60,802,486	—
Warrants	26,925	—	182,885
Short-term investments	83,482,855	2,451,618	—
Totals by level	$92,913,985	$1,187,527,440	$184,903

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$156,238	$—
Credit default contracts	—	(215,205)	—
Totals by level	$—	$(58,967)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 41

Statement of assets and liabilities 5/31/20 (Unaudited)

ASSETS
Investment in securities, at value(Notes 1 and 9):
Unaffiliated issuers (identified cost $1,243,513,351)	$1,197,243,473
Affiliated issuers (identified cost $83,382,855) (Notes 1 and 5)	83,382,855
Cash	1,686,361
Dividends, interest and other receivables	17,889,226
Receivable for shares of the fund sold	2,618,686
Receivable for investments sold	7,650,333
Receivable for variation margin on centrally cleared swap contracts (Note 1)	108,063
Unrealized appreciation on forward currency contracts (Note 1)	161,880
Prepaid assets	87,263
Total assets	1,310,828,140

LIABILITIES
Payable for investments purchased	23,462,494
Payable for purchases of delayed delivery securities (Note 1)	1,618,388
Payable for shares of the fund repurchased	2,096,201
Payable for compensation of Manager (Note 2)	582,052
Payable for custodian fees (Note 2)	33,087
Payable for investor servicing fees (Note 2)	373,295
Payable for Trustee compensation and expenses (Note 2)	712,473
Payable for administrative services (Note 2)	4,929
Payable for distribution fees (Note 2)	405,174
Collateral on certain derivative contracts, at value (Notes 1 and 9)	100,000
Unrealized depreciation on forward currency contracts (Note 1)	5,642
Other accrued expenses	291,116
Total liabilities	29,684,851

Net assets	$1,281,143,289

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,447,454,897
Total distributable earnings (Note 1)	(166,311,608)
Total — Representing net assets applicable to capital shares outstanding	$1,281,143,289

(Continued on next page)

42 High Yield Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($860,240,276 divided by 157,244,902 shares)	$5.47
Offering price per class A share (100/96.00 of $5.47)*	$5.70
Net asset value and offering price per class B share ($7,129,175 divided by 1,342,827 shares)**	$5.31
Net asset value and offering price per class C share ($25,686,639 divided by 4,862,014 shares)**	$5.28
Net asset value and redemption price per class M share
($53,029,089 divided by 9,739,990 shares)	$5.44
Offering price per class M share (100/96.75 of $5.44)†	$5.62
Net asset value, offering price and redemption price per class R share
($17,188,454 divided by 3,158,724 shares)	$5.44
Net asset value, offering price and redemption price per class R6 share
($14,761,698 divided by 2,554,750 shares)	$5.78
Net asset value, offering price and redemption price per class Y share
($303,107,958 divided by 52,346,737 shares)	$5.79

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 43

Statement of operations Six months ended 5/31/20 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $571,722 from investments in affiliated issuers) (Note 5)	$37,622,736
Dividends	306,584
Total investment income	37,929,320

EXPENSES
Compensation of Manager (Note 2)	3,602,938
Investor servicing fees (Note 2)	1,131,796
Custodian fees (Note 2)	17,605
Trustee compensation and expenses (Note 2)	26,319
Distribution fees (Note 2)	1,457,245
Administrative services (Note 2)	22,342
Other	303,764
Total expenses	6,562,009
Expense reduction (Note 2)	(3,218)
Net expenses	6,558,791

Net investment income	31,370,529

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(15,997,937)
Foreign currency transactions (Note 1)	2,413
Forward currency contracts (Note 1)	(192,848)
Swap contracts (Note 1)	(371,417)
Total net realized loss	(16,559,789)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(61,878,815)
Assets and liabilities in foreign currencies	(3,108)
Forward currency contracts	293,873
Swap contracts	534,035
Total change in net unrealized depreciation	(61,054,015)

Net loss on investments	(77,613,804)

Net decrease in net assets resulting from operations	$(46,243,275)

The accompanying notes are an integral part of these financial statements.

44 High Yield Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/20*	Year ended 11/30/19
Operations
Net investment income	$31,370,529	$66,485,953
Net realized loss on investments
and foreign currency transactions	(16,559,789)	(26,579,578)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(61,054,015)	82,157,240
Net increase (decrease) in net assets resulting
from operations	(46,243,275)	122,063,615
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(22,747,317)	(44,096,773)
Class B	(192,508)	(530,724)
Class C	(608,145)	(1,460,574)
Class M	(1,365,446)	(3,817,691)
Class R	(478,462)	(1,214,655)
Class R6	(387,055)	(748,948)
Class Y	(7,402,617)	(14,821,500)
Increase (decrease) from capital share transactions (Note 4)	2,898,199	(15,174,955)
Total increase (decrease) in net assets	(76,526,626)	40,197,795

NET ASSETS
Beginning of period	1,357,669,915	1,317,472,120
End of period	$1,281,143,289	$1,357,669,915

* Unaudited.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 45

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
May 31, 2020**	$5.82	.13	(.34)	(.21)	(.14)	(.14)	$5.47	(3.50)*	$860,240	.52*	2.42*	23*
November 30, 2019	5.59	.28	.24	.52	(.29)	(.29)	5.82	9.46	896,789	1.02	4.94	37
November 30, 2018	5.93	.30	(.35)	(.05)	(.29)	(.29)	5.59	(.94)	898,320	1.03	5.20	33
November 30, 2017	5.78	.30	.16	.46	(.31)	(.31)	5.93	8.11	1,054,712	1.04[d]	5.12	47
November 30, 2016	5.56	.31	.23	.54	(.32)	(.32)	5.78	10.18	309,295	1.07[e]	5.48[e]	42
November 30, 2015	6.11	.33	(.56)	(.23)	(.32)	(.32)	5.56	(3.89)	319,716	1.04	5.48	29
Class B
May 31, 2020**	$5.65	.11	(.33)	(.22)	(.12)	(.12)	$5.31	(3.79)*	$7,129	.90*	2.05*	23*
November 30, 2019	5.43	.24	.23	.47	(.25)	(.25)	5.65	8.73	10,087	1.77	4.22	37
November 30, 2018	5.77	.25	(.35)	(.10)	(.24)	(.24)	5.43	(1.74)	14,151	1.78	4.46	33
November 30, 2017	5.63	.25	.15	.40	(.26)	(.26)	5.77	7.30	21,868	1.79[d]	4.41	47
November 30, 2016	5.43	.26	.22	.48	(.28)	(.28)	5.63	9.24	14,950	1.82[e]	4.72[e]	42
November 30, 2015	5.98	.28	(.55)	(.27)	(.28)	(.28)	5.43	(4.67)	14,147	1.79	4.75	29
Class C
May 31, 2020**	$5.62	.11	(.33)	(.22)	(.12)	(.12)	$5.28	(3.82)*	$25,687	.90*	2.05*	23*
November 30, 2019	5.41	.23	.23	.46	(.25)	(.25)	5.62	8.58	30,768	1.77	4.22	37
November 30, 2018	5.74	.25	(.33)	(.08)	(.25)	(.25)	5.41	(1.55)	37,341	1.78	4.46	33
November 30, 2017	5.61	.25	.15	.40	(.27)	(.27)	5.74	7.18	56,274	1.79[d]	4.37	47
November 30, 2016	5.41	.25	.24	.49	(.29)	(.29)	5.61	9.32	21,879	1.82[e]	4.67[e]	42
November 30, 2015	5.96	.28	(.55)	(.27)	(.28)	(.28)	5.41	(4.70)	17,292	1.79	4.75	29
Class M
May 31, 2020**	$5.79	.13	(.34)	(.21)	(.14)	(.14)	$5.44	(3.63)*	$53,029	.65*	2.30*	23*
November 30, 2019	5.56	.27	.24	.51	(.28)	(.28)	5.79	9.28	59,320	1.27	4.67	37
November 30, 2018	5.91	.29	(.36)	(.07)	(.28)	(.28)	5.56	(1.32)	79,376	1.28	4.96	33
November 30, 2017	5.76	.29	.16	.45	(.30)	(.30)	5.91	7.90	89,239	1.29[d]	4.94	47
November 30, 2016	5.54	.29	.24	.53	(.31)	(.31)	5.76	9.98	77,471	1.32[e]	5.23[e]	42
November 30, 2015	6.10	.31	(.56)	(.25)	(.31)	(.31)	5.54	(4.26)	81,256	1.29	5.25	29
Class R
May 31, 2020**	$5.79	.13	(.34)	(.21)	(.14)	(.14)	$5.44	(3.64)*	$17,188	.65*	2.29*	23*
November 30, 2019	5.56	.27	.24	.51	(.28)	(.28)	5.79	9.28	23,954	1.27	4.69	37
November 30, 2018	5.90	.29	(.35)	(.06)	(.28)	(.28)	5.56	(1.15)	27,080	1.28	4.95	33
November 30, 2017	5.76	.29	.15	.44	(.30)	(.30)	5.90	7.74	28,817	1.29[d]	4.93	47
November 30, 2016	5.54	.29	.24	.53	(.31)	(.31)	5.76	9.98	24,378	1.32[e]	5.23[e]	42
November 30, 2015	6.10	.31	(.56)	(.25)	(.31)	(.31)	5.54	(4.26)	24,431	1.29	5.25	29
Class R6
May 31, 2020**	$6.14	.15	(.35)	(.20)	(.16)	(.16)	$5.78	(3.28)*	$14,762	.33*	2.61*	23*
November 30, 2019	5.88	.32	.25	.57	(.31)	(.31)	6.14	9.94	15,255.66		5.27	37
November 30, 2018†	6.07	.18	(.21)	(.03)	(.16)	(.16)	5.88	(.60)*	13,611	.35*	2.95*	33

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46 High Yield Fund	High Yield Fund 47

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class Y
May 31, 2020**	$6.15	.15	(.36)	(.21)	(.15)	(.15)	$5.79	(3.38)*	$303,108	.40*	2.54*	23*
November 30, 2019	5.88	.31	.26	.57	(.30)	(.30)	6.15	9.89	321,497.77		5.16	37
November 30, 2018	6.22	.33	(.37)	(.04)	(.30)	(.30)	5.88	(.71)	247,593.78		5.46	33
November 30, 2017	6.05	.33	.16	.49	(.32)	(.32)	6.22	8.28	355,378	.79[d]	5.37	47
November 30, 2016	5.80	.33	.26	.59	(.34)	(.34)	6.05	10.50	96,811	.82[e]	5.71[e]	42
November 30, 2015	6.37	.35	(.58)	(.23)	(.34)	(.34)	5.80	(3.86)	102,149.79		5.74	29

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes one-time merger costs of 0.01% as a percentage of average net assets.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2019 through May 31, 2020.

Putnam High Yield Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities rated below investment-grade. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

48 High Yield Fund	High Yield Fund 49

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

50 High Yield Fund

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

High Yield Fund 51

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names and for hedging market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

52 High Yield Fund

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$1,844,651	$110,153,627	$111,998,278

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,325,779,248, resulting in gross unrealized appreciation and depreciation of $33,094,799 and $78,306,686, respectively, or net unrealized depreciation of $45,211,887.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

High Yield Fund 53

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.280% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$778,498	Class R	17,444
Class B	7,523	Class R6	3,654
Class C	22,898	Class Y	253,034
Class M	48,745	Total	$1,131,796

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,218 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $920, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

54 High Yield Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,097,431
Class B	1.00%	1.00%	42,744
Class C	1.00%	1.00%	130,024
Class M	1.00%	0.50%	137,669
Class R	1.00%	0.50%	49,377
Total			$1,457,245

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $24,003 and $0 from the sale of class A and class M shares, respectively, and received $444 and $209 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,215 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding, short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$314,472,722	$277,815,233
U.S. government securities (Long-term)	—	—
Total	$314,472,722	$277,815,233

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

High Yield Fund 55

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 5/31/20		YEAR ENDED 11/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	24,762,157	$138,917,854	36,869,287	$211,824,007
Shares issued in connection with
reinvestment of distributions	3,747,901	20,432,411	6,851,756	39,299,346
	28,510,058	159,350,265	43,721,043	251,123,353
Shares repurchased	(25,425,577)	(140,289,382)	(50,369,208)	(288,332,209)
Net increase (decrease)	3,084,481	$19,060,883	(6,648,165)	$(37,208,856)

	SIX MONTHS ENDED 5/31/20		YEAR ENDED 11/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	37,475	$194,139	77,773	$434,349
Shares issued in connection with
reinvestment of distributions	33,693	179,119	89,142	496,425
	71,168	373,258	166,915	930,774
Shares repurchased	(513,518)	(2,733,576)	(986,131)	(5,501,954)
Net decrease	(442,350)	$(2,360,318)	(819,216)	$(4,571,180)

	SIX MONTHS ENDED 5/31/20		YEAR ENDED 11/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	2,263,474	$12,082,088	3,133,023	$17,419,213
Shares issued in connection with
reinvestment of distributions	106,358	564,126	240,369	1,332,651
	2,369,832	12,646,214	3,373,392	18,751,864
Shares repurchased	(2,981,189)	(16,050,354)	(4,806,961)	(26,443,067)
Net decrease	(611,357)	$(3,404,140)	(1,433,569)	$(7,691,203)

	SIX MONTHS ENDED 5/31/20		YEAR ENDED 11/30/19
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	819,213	$4,698,928
Shares issued in connection with
reinvestment of distributions	—	—	147,120	840,493
	—	—	966,333	5,539,421
Shares repurchased	(504,370)	(2,908,394)	(4,990,174)	(28,607,473)
Net decrease	(504,370)	$(2,908,394)	(4,023,841)	$(23,068,052)

	SIX MONTHS ENDED 5/31/20		YEAR ENDED 11/30/19
Class R	Shares	Amount	Shares	Amount
Shares sold	427,861	$2,421,610	1,020,580	$5,833,720
Shares issued in connection with
reinvestment of distributions	87,842	477,000	211,272	1,205,223
	515,703	2,898,610	1,231,852	7,038,943
Shares repurchased	(1,496,099)	(8,320,799)	(1,962,230)	(11,159,571)
Net decrease	(980,396)	$(5,422,189)	(730,378)	$(4,120,628)

56 High Yield Fund

	SIX MONTHS ENDED 5/31/20		YEAR ENDED 11/30/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	455,473	$2,690,694	426,269	$2,589,557
Shares issued in connection with
reinvestment of distributions	67,347	387,055	123,841	748,948
	522,820	3,077,749	550,110	3,338,505
Shares repurchased	(453,713)	(2,595,238)	(378,935)	(2,307,590)
Net increase	69,107	$482,511	171,175	$1,030,915

	SIX MONTHS ENDED 5/31/20		YEAR ENDED 11/30/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	17,038,765	$97,241,058	20,026,046	$119,486,257
Shares issued in connection with
reinvestment of distributions	1,264,276	7,334,587	2,408,851	14,591,876
	18,303,041	104,575,645	22,434,897	134,078,133
Shares repurchased	(18,256,570)	(107,125,799)	(12,211,099)	(73,624,084)
Net increase (decrease)	46,471	$(2,550,154)	10,223,798	$60,454,049

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/19	cost	proceeds	income	of 5/31/20
Short-term investments
Putnam Short Term
Investment Fund*	$109,993,501	$241,178,423	$267,789,069	$571,722	$83,382,855
Total Short-term
investments	$109,993,501	$241,178,423	$267,789,069	$571,722	$83,382,855

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding

High Yield Fund 57

the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$5,500,000
Centrally cleared credit default contracts (notional)	$8,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
			Net assets — Unrealized
Credit contracts	Receivables	$—	depreciation	$215,205*
Foreign exchange
contracts	Investments	161,880	Payables	5,642
Equity contracts	Receivables	209,810	Payables	—
Total		$371,690		$220,847

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total
Credit contracts	$—	$(371,417)	$(371,417)
Foreign exchange contracts	(192,848)	—	(192,848)
Total	$(192,848)	$(371,417)	$(564,265)

58 High Yield Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as		Forward
hedging instruments		currency
under ASC 815	Warrants	contracts	Swaps	Total
Credit contracts	$—	$—	$534,035	$534,035
Foreign exchange
contracts	—	293,873	—	293,873
Equity contracts	(24,681)	—	—	(24,681)
Total	$(24,681)	$293,873	$534,035	$803,227

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Capital, Inc. (clearing broker)	Goldman Sachs International	State Street Bank and Trust Co.	Total
Assets:
Centrally cleared credit default contracts§	$—	$108,063	$—	$—	$108,063
Forward currency contracts#	15,612	—	112,588	33,680	161,880
Total Assets	$15,612	$108,063	$112,588	$33,680	$269,943
Liabilities:
Centrally cleared credit default contracts§	—	—	—	—	—
Forward currency contracts#	—	—	—	5,642	5,642
Total Liabilities	$—	$—	$—	$5,642	$5,642
Total Financial and Derivative	$15,612	$108,063	$112,588	$28,038	$264,301
Net Assets
Total collateral received (pledged)†##	$—	$—	$100,000	$—
Net amount	$15,612	$108,063	$12,588	$28,038
Controlled collateral received (including
TBA commitments)**	$—	$—	$100,000	$—	$100,000
Uncontrolled collateral received	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $2,415,521.

High Yield Fund 59

Note 10: Change in independent accountants

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

Note 11: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

60 High Yield Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA032 321686 7/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 29, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 29, 2020